Exhibit 99.4

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

This FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of August 31, 2012 (the “First Amendment Effective Date”), is by and among CAI RAIL INC., a Delaware corporation having its principal place of business at Steuart Tower, 1 Market Plaza, Suite 900, San Francisco, CA 94105 (the “Borrower”), CAI INTERNATIONAL, INC., a Delaware corporation and successor by merger to Container Applications International, Inc., a Nevada corporation, having its principal place of business at Steuart Tower, 1 Market Plaza, Suite 900, San Francisco, CA 94105 (“CAI” or the “Guarantor”), the lending institutions from time to time listed on Schedule 1 hereto (the “Lenders”), UNION BANK, N.A., as administrative agent for itself and the other Lenders (in such capacity, the “Administrative Agent”), and acting as a joint lead arranger and as sole bookrunner, U.S. BANK, NATIONAL ASSOCIATION, as syndication agent for itself and the other Lenders (in such capacity, the “Syndication Agent”) and as a joint lead arranger.  Capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement referred to below.

WHEREAS, the Borrower, the Guarantor, the Lenders and the Administrative Agent are parties to that certain Revolving Credit Agreement, dated as of June 7, 2012 (as such agreement may be amended, restated, amended and restated, supplemented and otherwise in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders, upon certain terms and conditions, have agreed to make loans and otherwise extend credit to the Borrower;

WHEREAS, the Borrower request that the Administrative Agent and the Lenders amend one of the financial covenants set forth in the Credit Agreement subject to the conditions set forth below;

NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.           Amendment to Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in §4 below, Section 10.1 is hereby amended by deleting the existing text and inserting the following text in lieu thereof:

10.1.           Maximum Consolidated Funded Debt to Consolidated Tangible Net Worth.  The Borrower will not permit, at any time, the ratio of (a) Consolidated Funded Debt to (b) Consolidated Tangible Net Worth to be more than the ratio of 3.75:1.00.

§2.           Representations and Warranties.  As of the First Amendment Effective Date (as defined below), each of the Borrower and the Guarantor, as the case may be, represents and warrants to the Lenders and the Administrative Agent as follows:

(a)           Representations and Warranties in Revolving Credit Agreement.  The representations and warranties of the Borrower contained in the Credit Agreement were true and correct in all material respects when made, and continue to be true and correct on the First Amendment Effective Date.

(b)           Authority, Etc.  The execution and delivery by each of Borrower and the Guarantor of this Amendment and the performance by each of the Borrower and the Guarantor of all of its respective agreements and obligations of this Amendment and the other documents delivered in connection therewith (collectively, the “Amendment Documents”), the Credit Agreement as amended hereby and the other Loan Documents (i) are within the corporate or company authority of the Borrower or the Guarantor, (ii) have been duly authorized by all necessary corporate or company proceedings by the Borrower and the Guarantor, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or the Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or the Guarantor, (iv) do not conflict with any provision of the Governing Documents of, or any agreement or other instrument binding upon, the Borrower or the Guarantor, and (v) do not require the approval or consent of, or filing with, any Person other than those already obtained.

(c)            Enforceability of Obligations. The Amendment Documents, the Credit Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of the Borrower and the Guarantor, enforceable against the Borrower and the Guarantor in accordance with their respective terms.

(d)           No Default.  Immediately after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement or any other Loan Document.

§3.           Affirmation of Borrower and Guarantor.

(a)           The Borrower hereby affirms its absolute and unconditional promise to pay to each Lender and the Administrative Agent the Revolving Credit Loans, and all other amounts due under the Revolving Credit Notes, the Credit Agreement as amended hereby and the other Loan Documents, at the times and in the amounts provided for therein.  The Borrower confirms and agrees that (i) the obligations of the Borrower to the Lenders and the Administrative Agent under the Credit Agreement as amended hereby are secured by and entitled to the benefits of the Security Documents and (ii) all references to the term "Credit Agreement" in the Security Documents and the other Loan Documents shall hereafter refer to the Credit Agreement as amended hereby.

(b)           The Guarantor hereby acknowledges that it has read and is aware of the provisions of this Amendment.  The Guarantor hereby reaffirms its absolute and unconditional guaranty of the applicable Borrower’s payment and performance of its obligations to the Lenders and the Administrative Agent under the Credit Agreement as amended hereby.  The Guarantor hereby confirms and agrees that all references to the term “Credit Agreement” in the Guaranty to which it is a party shall hereafter refer to the Credit Agreement as amended hereby.

§4.           Conditions to Effectiveness.  The amendments provided for in this Amendment shall take effect upon the satisfaction of the following conditions precedent (such date, the “First Amendment Effective Date”):

(a)           the Administrative Agent shall have received a counterpart signature page to this Amendment, duly executed and delivered by each of the Borrower, the Guarantor, Lenders representing not less than the Required Lenders, and the Administrative Agent, and this Amendment shall be in full force and effect;

(b)           the Administrative Agent shall have received any necessary amendments and/or revisions to the Security Documents which are required pursuant to the transactions contemplated by this Amendment;

(c)           the Administrative Agent shall have received a certificate of the authorized officer of the Borrower and the Guarantor dated the First Amendment Effective Date certifying as to (i) no amendments, modifications or supplements to the Governing Documents of the Borrower or any Guarantor since the last delivery of such Governing Documents by such Loan Party to the Administrative Agent and that such Governing Documents are in full force and effect or attaching complete and certified copies of such Governing Documents including any amendments, modifications or supplements thereto (including certifications of such Governing Documents by the appropriate Governmental Authority of such Person’s jurisdiction of formation or organization), (ii) all corporate or other organizational actions taken by the Borrower and the Guarantor authorizing the execution, delivery, and performance of this Amendment and the other Amendment Documents and attaching copies of the board minutes and/or resolutions relating to such authorization and (iii) the names, titles, incumbency, and specimen signatures of the authorized officers of the Borrower and the Guarantor authorized to sign this Amendment and the other Amendment Documents on behalf of such Person;

(d)           a Borrowing Base Report, dated as of the date hereof, executed by the Borrower;

(e)           there shall not have occurred (i) a Material Adverse Effect since June 30, 2012 or (ii) a material adverse change in the facts and information regarding the Borrower and Guarantor represented to date to the Administrative Agent and the Lenders; and

(f)            Borrower, Guarantor, Bank of America N.A., as administrative agent for itself and the other lenders thereto and Union Bank, N.A. as documentation agent, and the other parties thereto shall have entered into that certain Amendment No. 5 to that certain Second Amended and Restated Revolving Credit Agreement, as amended by its Amendment No.1 dated February 26, 2008 (the “Amendment No. 1”), its Amendment No. 2 dated August 20, 2010 (the “Amendment No. 2”), its Amendment No. 3 dated June 27, 2011 (the “Amendment No. 3”), its Amendment No. 4 dated April 10, 2012 (the “Amendment No. 4”), and as supplemented by those certain Notices Regarding Increase of Facility Amount and related documentation dated as of May 27, 2008, October 19, 2011 and January 25, 2012.

§5.           Satisfaction of Conditions.  Without limiting the generality of the foregoing §4, for purposes of determining compliance with the conditions specified in §4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed First Amendment Effective Date justifying its objection thereto.

§6.           Miscellaneous Provisions.  This Amendment shall constitute one of the Loan Documents referred to in the Credit Agreement.  Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same.  It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.  Nothing contained in this Amendment shall be construed to imply a willingness on the part of the Lenders or the Administrative Agent to grant any similar or other future amendment of any of the terms and conditions of the Credit Agreement or the other Loan Documents or shall in any way prejudice, impair or effect any rights or remedies of the Lenders and the Administrative Agent under the Credit Agreement or the other Loan Documents.  THIS AMENDMENT SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW (OTHER THAN THE NEW YORK GENERAL OBLIGATIONS LAW §5-1401)).  This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument.  Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof.  In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.  Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.  The Borrower hereby agrees to pay to the Administrative Agent on demand all reasonable costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment (including reasonable legal fees and disbursements of the Administrative Agent’s Special Counsel).

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an agreement as of the date first written above.

Borrower:

CAI RAIL INC.

By:	/s/ Timothy B. Page
Name: Timothy B. Page
Title: Chief Financial Officer

Guarantor:

CAI INTERNATIONAL, INC.

By:	/s/ Victor Garcia
Name: Victor Garcia
Title: Chief Executive Officer

Lenders and Administrative Agent:

UNION BANK, N.A.,
as Administrative Agent, Lender, Swing Line Lender and L/C Issuer

By:	/s/ Henry G. Montgomery
Name: Henry G. Montgomery
Title: Vice President

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Cecilia Person
Name: Cecilia Person
Title: Vice President

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Michael J. Labrum
Name: Michael J. Labrum
Title: Senior Vice President

FIFTH THIRD BANK, as a Lender

By:	/s/ Mark G. Gerlach
Name: Mark G. Gerlach
Title: Vice President

UMPQUA BANK, as a Lender

By:	/s/ Mac McElroy
Name: Mac McElroy
Title: SVP/Commercial Banking Manager